                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 2000


                              eVENTURES GROUP, INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                       0-28579                 75-2233445
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

             300 CRESCENT COURT, SUITE 800                          75201
                     DALLAS, TEXAS                                (Zip Code)
      (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 777-4100

                                   ----------

ITEM 5. OTHER EVENTS.

         On September 28, 2000, eVentures Group, Inc., a Delaware corporation (the "Company"), issued a press release with respect to its financial results for the fourth quarter and fiscal year ended June 30, 2000. A copy of the release is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

         99.1 Text of press release dated September 28, 2000 relating to the Company's financial results for the fourth quarter and fiscal year ended June 30, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            eVENTURES GROUP, INC.
                                            (Registrant)


Date: September 28, 2000                    By:   /s/ Stuart Chasanoff
                                                --------------------------------
                                            Name: Stuart Chasanoff
                                            Title: Senior Vice President,
                                                    Corporate Development
                                                    and Legal Affairs

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release dated September 28, 2000.